EXHIBIT 10.18

EQUITY TRUST AGREEMENT

This Equity Trust Agreement (hereinafter the “Agreement”), is entered into and effective this 20th day of May, 2005, by and between Yi Wan Group, Inc., a Florida corporation (the “Company”) on the one hand and Minhong Cen, an individual and citizen of the People’s Republic of China (“PRC”), whose address is No. 29 Lianyun Lu, Daliang District, Shunde City, Guangdong Province, China, Chen Hong, an individual and citizen of the PRC, whose address is No. 53 Zhanqian Lu, Jiefang District, Jiaozuo City, Henan Province, China and Cheng Wan Ming, an individual and citizen of the PRC, whose address is No. 11 Lianyun Erlu, Daling District, Shunde City, Guangdong Province, China (Minhong Cen, Chen Hong and Cheng Wan Ming collectively referred to as the “Trustees”), with reference to the following facts:

RECITALS:

WHEREAS, the Company wishes to form and capitalize Yi Wan Zhengzhou Restaurants Management, Ltd. (“Yi Wan Zhengzhou”), a company registered in Zhengzhou, PRC, engaged in the business of restaurants operation and to have the equity interest of Yi Wan Zhengzhou held in trust by the Trustees;

WHEREAS, the Company has transferred RMB 3,010,000 to the Trustees and the Trustees used such proceeds to form and capitalize Yi Wan Zhengzhou and are holding the equity interest of Yi Wan Zhengzhou (the “Equity Interest”) 10% in the name of Minhong Cen, 10% in the name of Chen Hong and 80% in the name of Cheng Wan Ming;

WHEREAS, as a condition to receiving and holding the Equity Interest in trust for the Company, the Trustees have agreed to grant the Company the rights set forth in this Agreement;

WHEREAS, the Trustees are directors of the Company and has consented to act under this Agreement for the purposes provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, the parties to this Agreement (hereinafter collectively called the “parties” and individually “party”) agree as follows:

AGREEMENT:

1.	ESTABLISHMENT OF TRUST.

(a)   Equity Interest To Be Held In Trust. The Trustees hereby agree to hold the Equity Interest in trust for the benefit of the Company pursuant to the terms of this Agreement until the termination of this Agreement.

(b)   Acknowledgement of Delivery of Equity Interest. The Trustees hereby acknowledge and accept delivery of the Equity Interest to be held for the benefit of the Company.

(c)   Stock Adjustments. In the event that, during the term of this Agreement, any reclassification, readjustment, or other change is declared or made in the capital structure of the Yi Wan Zhengzhou, all new substituted and additional equity interests with voting rights (hereinafter, collectively or severally, the “Additional Interests”) issued or granted with respect to the Equity Interest by reason of any such change shall also be held by the Trustee subject to the terms of this Agreement in the same manner as the Equity Interest.

2.	RIGHTS & RESTRICTIONS WITH RESPECT TO EQUITY INTEREST.

(a)   Voting Rights. Contemporaneous to entering into this Agreement, the Trustees shall grant irrevocable proxies to exercise all voting rights as an equity holder of Yi Wan Zhengzhou in the form attached hereto as Exhibit “A” (the “Proxy”).

(b)   Restrictions on Transfer. The Trustees shall have no authority to sell, pledge, hypothecate, encumber or otherwise dispose of the Equity Interest except as authorized by the Company. Any attempt to transfer the Equity Interest without authorization by the Company shall be a breach of this Agreement and as soon as practicable after such breach, the Trustee shall cause to be transferred, issued and delivered to the Company applicable certificates representing the Equity Interest, properly endorsed to the Company.

(c)   Notices, Dividends and Distributions. The Trustees shall forward to the Company all notices, reports, statements and other communications received from Yi Wan Zhengzhou. The Trustee shall distribute to the Company or its designee, promptly upon receipt, all dividends and other payments or distributions received from Yi Wan Zhengzhou with respect to the Equity Interest.

(d)   No Compensation to Trustees. The Trustees shall receive no additional compensation for the Trustees’ services under this Agreement but the Company shall promptly reimburse the Trustees for expenses actually incurred in performing duties hereunder after presentation to the Company of receipts for such expenses.

(e)   Liability of Trustees. The Trustees shall not be liable for any error of judgment or mistake of fact or law, or for any action or omission under this Agreement, except for the Trustees’ own willful misconduct or gross negligence. The Trustees may consult with legal counsel, and any action or omission undertaken by the Trustees in good faith in accordance with the opinion of legal counsel shall be binding and conclusive on the parties.

3.	TERM OF AGREEMENT.

(a)   Events of Termination. This Agreement shall terminate automatically upon the earlier of:

(i) The Company or its designated assignee can legally take position of the Equity Interest under the laws of the PRC and the Company has chosen to so take position of the Equity Interest;

(ii) The material breach by any one of the Trustees of his obligations under this Agreement;

(iii) Upon 5 days notice at any time by the Company.

(b)   Transfer of Equity Interest to Company. As soon as practicable after the termination of this Agreement, the Trustees shall cause to be transferred, issued and delivered to the Company applicable certificates representing the Equity Interest, properly endorsed for transfer to the Company.

(c)   Resignation, Death, Termination or Incapacity of Trustee. In the event of: (i) the resignation as trustee; (ii) death of one of the Trustees; (iii) termination of one of the Trustees as an employee, director or officer of the Company or its subsidiaries; or (iv) incapacity of one of the Trustees, the Company may appoint and cause a transfer of the Equity Interest to a successor trustee to hold the Equity Interest for the benefit of the Company and may appoint any another person, including the other Trustee, for the sole purpose of accomplishing the above described transfer.

4.	FILING, INSPECTION RIGHTS.

A duplicate of this Agreement shall be filed with Yi Wan Zhengzhou and shall be open for inspection on the same conditions as the Company’s record of shareholders.

5.	REPRESENTATIONS AND WARRANTIES

(a)   The Company represents and warrants that it is a corporation registered and validly existing under the laws of the State of Florida in the United States. The Company has full right, power and all necessary approvals and authorizations to execute and perform this Agreement. This Agreement shall constitute the legal, valid and binding obligations of the Company, which is enforceable against the Company in accordance with its terms upon its execution.

(b)   Each of the Trustees represent and warrant to the Company that: (i) Yi Wan Zhengzhou is a limited liability company registered and validly existing under the laws of the PRC and the Trustees are holding title to 100% of Yi Wan Zhengzhou for the benefit of the Company; (ii) has full right, power and all necessary and appropriate approval and authorization to execute and perform this Agreement; (iii) the execution and the performance of this Agreement will not contravene any provision of law applicable to the Trustees or any other contractual restrictions binding on or affecting the Trustees; and (iv) this Agreement shall constitute the legal and valid obligations of each of the Trustees, which is enforceable against the Trustees in accordance with its terms upon its execution.

6.	MISCELLANEOUS.

(a)   Cooperation. Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

(b)   Interpretation and Enforcement.

(i)   Applicable Law. THIS AGREEMENT AND THE RIGHTS AND REMEDIES OF EACH PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, EQUITABLE REMEDIES) SHALL BE SOLELY GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES AS IF THIS AGREEMENT WERE MADE, AND AS IF ITS OBLIGATIONS ARE TO BE PERFORMED, WHOLLY WITHIN THE STATE OF FLORIDA.

(ii)   Consent to Jurisdiction. ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL, SUBJECT TO PARAGRAPH 6(c) OF THIS AGREEMENT PERTAINING TO ARBITRATION, BE FILED IN AND HEARD AND LITIGATED SOLELY BEFORE THE STATE COURTS OF CALIFORNIA LOCATED WITHIN THE COUNTY OF LOS ANGELES. EACH PARTY GENERALLY AND UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OR RIGHT TO OBJECT TO VENUE IN SAID COURTS BASED UPON THE DOCTRINE OF “FORUM NON CONVENIENS”. EACH PARTY IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

(iii)   Waiver of Jury Trial. EACH PARTY HEREBY WAIVES SUCH PARTY’S RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY TO ENTER INTO THE TRANSACTION CONTEMPLATED HEREBY, THAT EACH PARTY HAS ALREADY RELIED UPON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR FUTURE DEALINGS. EACH PARTY WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(iv)   Specific Performance and Injunctive Relief. EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HERETO MAY, AS A RESULT OF SUCH PARTY’S BREACH OF ITS COVENANTS AND OBLIGATIONS UNDER THIS AGREEMENT, SUSTAIN IMMEDIATE AND LONG-TERM SUBSTANTIAL AND IRREPARABLE INJURY AND DAMAGE WHICH CANNOT BE REASONABLY OR ADEQUATELY COMPENSATED BY DAMAGES AT LAW. CONSEQUENTLY, EACH PARTY AGREES THAT IN THE EVENT OF SUCH PARTY’S BREACH OR THREATENED BEACH OF ITS COVENANTS AND OBLIGATIONS HEREUNDER, THE OTHER NON-BREACHING PARTY SHALL BE ENTITLED TO OBTAIN EQUITABLE RELIEF, IN ADDITION TO ANY OTHER REMEDY PROVIDED BY LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF ALL OF THE PROVISIONS OF THIS AGREEMENT BY SPECIFIC PERFORMANCE AND/OR TEMPORARY, PRELIMINARY AND/OR PERMANENT INJUNCTIONS ENFORCING ANY OF SUCH NON-BREACHING PARTY’S RIGHTS, REQUIRING PERFORMANCE BY THE BREACHING PARTY, OR ENJOINING ANY BREACH BY THE BREACHING PARTY, ALL WITHOUT PROOF OF ANY ACTUAL DAMAGES THAT HAVE BEEN OR MAY BE CAUSED TO SUCH NON-BREACHING PARTY BY SUCH BREACH OR THREATENED BREACH AND WITHOUT THE POSTING OF BOND OR OTHER SECURITY IN CONNECTION THEREWITH. THE PARTY AGAINST WHOM SUCH ACTION OR PROCEEDING IS BROUGHT WAIVES THE CLAIM OR DEFENSE THEREIN THAT THE PARTY BRINGING THE ACTION OR PROCEEDING HAS AN ADEQUATE REMEDY AT LAW AND SUCH PARTY SHALL NOT ALLEGE OR OTHERWISE ASSERT THE LEGAL POSITION THAT ANY SUCH REMEDY AT LAW EXISTS. EACH PARTY AGREES AND ACKNOWLEDGES (A) THAT THE TERMS OF THIS PARAGRAPH ARE FAIR, REASONABLE AND NECESSARY TO PROTECT THE LEGITIMATE INTERESTS OF THE OTHER PARTY; (B) THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY TO ENTER INTO THE TRANSACTION CONTEMPLATED HEREBY, (C) THAT THE OTHER PARTY HAS ALREADY RELIED UPON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND (D) THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR FUTURE DEALINGS. EACH PARTY WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS PROVISION WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(v)   Attorneys’ Fees and Costs. If any party institutes or should the parties otherwise become a party to any Action or Proceeding based upon or arising out of this Agreement including, without limitation, to enforce or interpret this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party as a cost of suit, and not as damages, all costs and expenses of prosecuting or defending the action or proceeding, whichever the case may be, including, without limitation, reasonable attorneys’ and other professional fees such as engineering or accounting fees incurred by the prevailing party in connection with such action or proceeding.

(vi)   Definitions. The term “Action or Proceeding” shall mean and include actions, proceedings, suits, arbitrations (if required or permitted under this Agreement or consented to by the parties), appeals and other similar proceedings. The term “prevailing party” shall mean the party who is determined to prevail by the Court after its consideration of all damages and equities in the action or proceeding, whether or not the action or proceeding proceeds to final judgment. In determining whether a party is the prevailing party the Court shall consider as an element of its determination the costs and expenses of the parties, including attorneys’ fees and other fees, which are the subject of this Paragraph 6. The Court shall retain the discretion to determine that no party is the prevailing party in which case no party shall be entitled to recover its costs and expenses under this Paragraph 6. The term “attorneys’ and other fees” shall mean and include attorneys’ fees, accountants’ fees, fees of other professionals, witness fees (including experts engaged by the parties, but excluding shareholders, officers, employees or partners of the parties), and any and all other similar fees incurred in the prosecution or defense of the action or proceeding. The term “costs and expenses” shall mean and include the cost to take depositions, the cost to arbitrate this dispute, if applicable, and the costs and expenses of travel and lodging incurred with respect to the action or proceeding, provided, however, the party incurring said travel and lodging expense must ordinarily travel over one hundred (100) miles, one way, from his or her residence in incurring such expense.

(c)    Arbitration.

(i)   Jurisdiction. The parties hereby agree to submit all controversies, claims and matters of difference to arbitration in Los Angeles County, California, according to the rules and practices of the American Arbitration Association from time-to-time in force, except to the extent that such rules and practices are inconsistent with the provisions of this Paragraph 6(c). This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (A) all questions relating to the breach of any obligation, warranty, right or condition hereunder; (B) the failure of any party to deny or reject a claim or demand of any other party; and (C) any question as to whether the right to arbitrate a certain dispute exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association’s rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California statute. All awards may be filed with the clerk of the district court in the county in which the residence or principal office of a non-prevailing party is located, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such an award is rendered or such party’s property.

(ii)   Selection of Arbitrator. The parties shall mutually agree upon one (1) arbitrator who shall be selected pursuant to the rules of the American Arbitration Association.

(iii)   Application of Law; Scope of Powers; Written Decision. The arbitrator(s) shall apply such principles of law as hereinabove provided in Paragraph 6(b) of this Agreement relating to application of law, and shall endeavor to decide the controversy as though they were judges in such court of law. The arbitrator(s) shall have the power to issue any award, judgment, decree or order of relief that a court of law or equity could issue under such applicable law including but not limited to, money damages, specific performance, or injunctive relief; and for such purposes it is hereby expressly acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of any provision of this Agreement, it being the intention of this sentence to make clear the agreement of the parties hereto that the respective rights and obligations of the parties hereto hereunder shall be enforceable in any arbitration proceedings in accordance with principles of equity as well as of law. The arbitrator(s) shall prepare a written decision that will be supported by written findings of fact and conclusions which adequately set forth the basis of the arbitrator(s)’ decision and which cite the statutes and precedents applied and relied upon in reaching said decision. The award, judgment, decree or order, and the findings of the arbitrator(s), shall be final, conclusive and binding upon the parties hereto, and the judgment upon the award and enforcement of any other judgment, decree or order of relief granted by the arbitrator(s) may be entered or obtained in any court of competent jurisdiction upon the application of any party to the dispute. This agreement to arbitrate shall be self-executing without the necessity of filing any action in any court and shall be specifically enforceable under the prevailing arbitration law.

(d)   Entire Agreement/No Collateral Representations. EACH PARTY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT: (i) IS THE FINAL, COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT OF THE PARTIES AGREEMENT WITH RESPECT TO THE SUBJECT MATTER HEREOF, (ii) SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS PROMISES, ASSURANCES, GUARANTEES, REPRESENTATIONS, UNDERSTANDINGS, CONDUCT, PROPOSALS, CONDITIONS, COMMITMENTS, ACTS, COURSE OF DEALING, WARRANTIES, INTERPRETATIONS OR TERMS OF ANY KIND, ORAL OR WRITTEN (HEREINAFTER COLLECTIVELY CALLED THE “PRIOR AGREEMENTS”), AND THAT ANY SUCH PRIOR AGREEMENTS ARE OF NO FORCE OR EFFECT EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND (iii) MAY NOT BE VARIED, SUPPLEMENTED OR CONTRADICTED BY EVIDENCE OF SUCH PRIOR AGREEMENTS, OR BY EVIDENCE OF SUBSEQUENT ORAL AGREEMENTS. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or is sought.

(e)   No Reliance Upon Prior Representation. Each party acknowledges that no other party has made any oral representation or promise to such party which representation or promise would induce such party prior to executing this Agreement to change its position to its detriment, partially perform, or part with value in reliance upon such representation or promise; such party acknowledges that it has taken such action at its own risk; and such party represents that it has not so changed its position, performed or parted with value prior to the time of its execution of this Agreement.

(f)   Waiver. No breach of any agreement or provision herein contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

(g)   Remedies Cumulative. The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

(h)   Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

(i)   Time is of the Essence. It is expressly understood and agreed that time of performance is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that the failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform.

(j)   Effect Upon Successors and Assigns. All of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party’s respective heirs, executors, administrators, legal representatives, successors and/or assigns, whichever the case may be (hereinafter collectively called “Permitted Successors”).

(k)   No Third Party Beneficiary. Notwithstanding anything else herein to the contrary, the parties specifically disavow any desire or intention to create a “third party” beneficiary contract, and specifically declare that no person or entity, save and except for the parties or their Permitted Successors, shall have any rights hereunder nor any right of enforcement hereof.

(l)   Construction. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. All cross–references in this Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

(m)   Notices. Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (hereinafter collectively and severally called “Notices”) required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by personal delivery, telegraph or by express mail, Federal Express, DHL or other similar form of nationally recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery), or by telex or facsimile transmission (which forms of Notice shall be deemed delivered upon confirmed transmission), or by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the third {3rd} business day following the date mailed). Each party, and their respective counsel, hereby agree that if Notice is to be given hereunder by such party’s counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing notice provisions.

Notices shall be addressed to the appropriate party as set forth in the introductory paragraph of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this Paragraph 6(m).

(n)   Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

(o)   Execution by All Parties Required to be Binding. This Agreement shall not be construed to be an offer and shall have no force and effect until this Agreement is fully executed by all parties hereto.

WHEREFORE, the parties hereto have executed this Agreement on the dates and at the places written below.

(SIGNATURES FOLLOW)

WHEREFORE, the parties hereto have for purposes of this Agreement executed this Agreement in the City of Jiaozuo, People’s Republic of China, as of the date first hereinabove set forth.

THE COMPANY:	Yi Wan Group, Inc., a Florida corporation

	By:	/s/ Cheng Wan Ming

Cheng Wan Ming President & Chief Executive Officer

TRUSTEES:

/s/ Cheng Wan Ming

Cheng Wan Ming

/s/ Minhong Cen

Minhong Cen

/s/ Chen Hong

Chen Hong

Acknowledgement of Yi Wan Zhengzhou Restaurant Management, Ltd.

The undersigned has received a copy of this Agreement and confirms that Yi Wan Zhengzhou Restaurants Management, Ltd. shall abide by its terms and conditions.

Yi Wan Zhengzhou Restaurant Management, Ltd., a PRC limited liability company

By:	/s/ Wang Jun

Name: Wang Jun Title: General Manager

Exhibit “A”

Proxy

PROXY

Principal:	Cheng Wan Ming
ID Number:	440623610722061
Address:	No.11 Lianyun Erlu, Daliang District, Shunde City, Guangdong Province, China

Agent:	Cheng Wan Qing
ID Number:	440623196910010619
Address:	No.29 Lianyun Lu, Daliang District, Shunde City, Guangdong Province, China

The undersigned, Cheng Wan Ming, being a citizen of the People’s Republic of China (“PRC”), hereby grants an irrevocable proxy to Cheng Wan Qing to exercise all voting rights as a shareholder of Yi Wan Zhengzhou Restaurants Management Ltd. (“Yi Wan Zhengzhou”), including without limitation rights to appoint directors, the general manager and other officers of Yi Wan Zhengzhou during shareholders’ meetings of Yi Wan Zhengzhou within the term of this Proxy.

The proxy granted hereby shall be conditioned upon Cheng Wan Qing being a PRC citizen and an employee, officer or director of Yi Wan Group, Inc. (the “Group”) or Jiaozuo Yi Wan Hotel Co., Ltd. (“Jiaozuo Yi Wan”) and shall be subject to the Group’s consent. Once Cheng Wan Qing ceases to be an employee, officer or director of the Group or Jiaozuo Yi Wan, or the Group delivers a written notice to the undersigned requesting a termination of this proxy, the undersigned shall revoke the proxy granted hereunder immediately and grant the rights and powers provided hereunder to another PRC citizen employed and designated by the Group.

In exercising the rights and powers provided hereunder, Cheng Wan Qing shall act with due care and diligence pursuant to this proxy and applicable laws, shall indemnify and keep the undersigned harmless from any loss or damage caused by any action in connection with the exercise of any rights provided hereunder (unless such loss or damage is caused by any intentional or material negligent actions of the undersigned), and shall otherwise be legally and economically liable to the undersigned and Yi Wan Zhengzhou.

The term of this Proxy shall be 10 years from the execution date of this Proxy. Unless with written consent by the undersigned to terminate the proxy thirty (30) days in advance, the term of this proxy shall be automatically be renewed for another year.

/s/ Cheng Wan Ming

Cheng Wan Ming
May 20, 2005

PROXY

Principal:	Minhong Cen
ID Number:	440623196206110624
Address:	No.29 Lianyun Lu, Daliang District, Shunde City, Guangdong Province, China

Agent:	Yingliu You
ID Number:	440623410506041
Address:	No.172 Huagai Lu, Daliang District, Shunde City, Guangdong Province, China

The undersigned, Minhong Cen, being a citizen of the People’s Republic of China (“PRC”), hereby grants an irrevocable proxy to Yingliu You to exercise all voting rights as a shareholder of Yi Wan Zhengzhou Restaurants Management Ltd. (“Yi Wan Zhengzhou”), including without limitation rights to appoint directors, the general manager and other officers of Yi Wan Zhengzhou during shareholders’ meetings of Yi Wan Zhengzhou within the term of this Proxy.

The proxy granted hereby shall be conditioned upon Yingliu You being a PRC citizen and an employee, officer or director of Yi Wan Group, Inc. (the “Group”) or Jiaozuo Yi Wan Hotel Co., Ltd. (“Jiaozuo Yi Wan”) and shall be subject to the Group’s consent. Once Yingliu You ceases to be an employee, officer or director of the Group or Jiaozuo Yi Wan, or the Group delivers a written notice to the undersigned requesting a termination of this proxy, the undersigned shall revoke the proxy granted hereunder immediately and grant the rights and powers provided hereunder to another PRC citizen employed and designated by the Group.

In exercising the rights and powers provided hereunder, Yingliu You shall act with due care and diligence pursuant to this proxy and applicable laws, shall indemnify and keep the undersigned harmless from any loss or damage caused by any action in connection with the exercise of any rights provided hereunder (unless such loss or damage is caused by any intentional or material negligent actions of the undersigned), and shall otherwise be legally and economically liable to the undersigned and Yi Wan Zhengzhou.

The term of this Proxy shall be 10 years from the execution date of this Proxy. Unless with written consent by the undersigned to terminate the proxy thirty (30) days in advance, the term of this proxy shall be automatically be renewed for another year.

/s/ Minhong Cen

Minhong Cen
May 20, 2005

PROXY

Principal:	Chen Hong
ID Number:	410107196510241538
Address:	No. 53 Zhanqian Lu, Jiefang District, Jiaozuo City, Henan Province, China

Agent:	Yingliu You
ID Number:	440623410506041
Address:	No.172 Huagai Lu, Daliang District, Shunde City, Guangdong Province, China

The undersigned, Chen Hong, being a citizen of the People’s Republic of China (“PRC”), hereby grants an irrevocable proxy to Yingliu You to exercise all voting rights as a shareholder of Yi Wan Zhengzhou Restaurants Management Ltd. (“Yi Wan Zhengzhou”), including without limitation rights to appoint directors, the general manager and other officers of Yi Wan Zhengzhou during shareholders’ meetings of Yi Wan Zhengzhou within the term of this Proxy.

The proxy granted hereby shall be conditioned upon Yingliu You being a PRC citizen and an employee, officer or director of Yi Wan Group, Inc. (the “Group”) or Jiaozuo Yi Wan Hotel Co., Ltd. (“Jiaozuo Yi Wan”) and shall be subject to the Group’s consent. Once Yingliu You ceases to be an employee, officer or director of the Group or Jiaozuo Yi Wan, or the Group delivers a written notice to the undersigned requesting a termination of this proxy, the undersigned shall revoke the proxy granted hereunder immediately and grant the rights and powers provided hereunder to another PRC citizen employed and designated by the Group.

In exercising the rights and powers provided hereunder, Yingliu You shall act with due care and diligence pursuant to this proxy and applicable laws, shall indemnify and keep the undersigned harmless from any loss or damage caused by any action in connection with the exercise of any rights provided hereunder (unless such loss or damage is caused by any intentional or material negligent actions of the undersigned), and shall otherwise be legally and economically liable to the undersigned and Yi Wan Zhengzhou.

The term of this Proxy shall be 10 years from the execution date of this Proxy. Unless with written consent by the undersigned to terminate the proxy thirty (30) days in advance, the term of this proxy shall be automatically be renewed for another year.

/s/ Chen Hong

Chen Hong
May 20, 2005